UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2007

CMS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750

White Plains, NY 10601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 30, 2007, CMS Bancorp, Inc. (the “Company”), the proposed holding company for Community Mutual Savings Bank (the “Bank”), issued a press release announcing that it and the Bank have received conditional approval from the Office of Thrift Supervision to complete the Bank’s conversion from the mutual to stock form of organization and the Company’s related offering of common stock. For more information, reference is made to the Company’s press release dated March 30, 2007, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS BANCORP, INC.

	By:	/s/ Stephen Dowd
	Name:	Stephen Dowd
	Title:	Senior Vice President and Chief Financial Officer

Date: March 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 30, 2007